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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 28, 2006

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                       1-16337              76-0476605
    (State or other jurisdiction        (Commission File       (I.R.S. Employer
  of incorporation or organization)          Number)         Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On August 28, 2006, Oil States International, Inc. (the "Company") issued a press release announcing that its Board of Directors has authorized an additional $50,000,000 for the repurchase of the Company's Common Stock, par value $.01 per share. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

Exhibit
Number      Description of Document
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99.1        Press Release dated August 28, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2006

                                                  OIL STATES INTERNATIONAL, INC.

                                                  By:    /s/ Bradley J. Dodson
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                                                  Name:  Bradley J. Dodson
                                                  Title: Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer

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                                INDEX TO EXHIBITS

Exhibit
Number     Description of Document
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99.1       Press Release dated August 28, 2006